Fees Summary	Sep. 16, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	192,001
Total Transaction Valuation	1,300,819,773
Total Offset Amount	0
Net Fee	$ 192,001